UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2008

NAVIDEC FINANICAL SERVICES, INC.
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(Exact name of registrant as specified in its charter)

Colorado		13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

On September 29, 2008, the Company filed a lawsuit, through its attorneys, Sherman & Howard (Denver Colorado), against Jaguar Group, LLC (Broomfield CO); John R. Reinholdt II and the Estate of  John R. Reinholdt Sr. (Defendants).

The lawsuit demands payment of the $1,100,000 loan granted by the Company to the Jaguar.  The lawsuit also alleges breach of a security agreement and purchase agreement by Jaguar; fraud, civil theft, and conversion against all of the Defendants.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC FINANCIAL SERVICES, INC. (Registrant)
Dated: September 30, 2008	By: /s/ John McKowen John McKowen, President & Chief Accounting Officer